MASSMUTUAL FUNDS
MML Barings Inflation-Protected and Income Fund
Supplement dated March 6, 2026 to the
Prospectus dated February 1, 2026, and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the ticker symbols for Class M1 and Class M2 shares of the MML Barings Inflation-Protected and Income Fund found on page 1 of the Prospectus and page S-1 of the Summary Prospectus are hereby replaced by MMOPX and MMOOX, respectively.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-26-01
IPI-26-01